                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

File by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                        YIELDUP INTERNATIONAL CORPORATION
                (Name of Registrant as Specified In Its Charter)


Payment of filing fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)    Title of each class of securities to which transaction applies:

       (2)    Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which filing fee is calculated and state how it was determined):

       (4)    Proposed maximum aggregate value of transaction:

       (5)    Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount previously paid:

       (2)    Form, Schedule or Registration No.:

       (3)    Filing Party:

       (4)    Date Filed:

                       YIELDUP INTERNATIONAL CORPORATION
                                117 EASY STREET
                            MOUNTAIN VIEW, CA 94043

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 20, 1998
                            ------------------------

Dear Stockholder:

     You are invited to attend the Annual Meeting of Stockholders of YieldUP International Corporation (the "Company"), which will be held on August 20, 1998 at 10:00 a.m. Pacific Daylight Time at the Company's headquarters, 117 Easy Street, Mountain View, California 94043 for the following purposes:

     1. To elect two Class III directors, each to hold office for a three-year term and until their respective successors are elected and qualified. Management has nominated the following persons for election at the meeting: Raj Mohindra and Werner Kern.

     2. To consider and vote upon a proposal to amend the Company's 1995 Stock Option Plan to increase the maximum aggregate number of shares reserved for issuance thereunder by 300,000 and to establish a share grant limitation.

     3. To consider and vote upon a proposal to amend the Company's 1995 Outside Director Stock Option Plan to increase the maximum aggregate number of shares reserved for issuance thereunder by 100,000.

     4. To approve the issuance of the Company's Common Stock upon the conversion of up to 2,400 shares of the Series A Convertible Preferred Stock.

     5. To consider a proposal to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending December 31, 1998.

     6. To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on July 7, 1998 are entitled to notice of, and to vote at, this meeting and any adjournments thereof.

                                          By order of the Board of Directors,

                                          Abhay Bhushan
                                          Secretary

Mountain View, California

July 24, 1998


     IMPORTANT: PLEASE FILL IN, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTPAID ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY CHOOSE TO VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD

                       YIELDUP INTERNATIONAL CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 20, 1998

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
GENERAL INFORMATION.........................................    1
EXECUTIVE COMPENSATION AND OTHER MATTERS....................    5
PROPOSAL 1 -- ELECTION OF DIRECTORS.........................    7
PROPOSAL 2 -- AMENDMENT TO THE 1995 STOCK OPTION PLAN.......    7
PROPOSAL 3 -- AMENDMENT TO 1995 OUTSIDE DIRECTORS STOCK
              OPTION PLAN...................................   11
PROPOSAL 4 -- APPROVAL OF ISSUANCE OF COMMON STOCK UPON
              CONVERSION OF SERIES A CONVERTIBLE
                   PREFERRED STOCK..........................   13
PROPOSAL 5 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT
              PUBLIC ACCOUNTANTS............................   18
STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL
  MEETING...................................................   18
TRANSACTION OF OTHER BUSINESS...............................   18

                       YIELDUP INTERNATIONAL CORPORATION
                                117 EASY STREET
                            MOUNTAIN VIEW, CA 94043
                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------


     The accompanying proxy is solicited by the Board of Directors of YieldUP International Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held August 20, 1998, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders is July 24, 1998.


                              GENERAL INFORMATION

     Annual Report. An annual report for the fiscal year ended December 31, 1997, is enclosed with this Proxy Statement.


     Voting Securities. Only stockholders of record as of the close of business on July 7, 1998, will be entitled to vote at the meeting and any adjournment thereof. As of July 7, there were a total of 4,421,391 shares of Common Stock and a total of 1,364,497 shares of Class A Common Stock of the Company, issued and outstanding. Stockholders may vote in person or by proxy. Each holder of shares of Common Stock is entitled to one vote for each such share of stock held on the proposals presented at the Annual Meeting. Each holder of shares of Class A Common Stock is entitled to five votes for each such share of stock held on the proposals presented at the Annual Meeting. The Company's Bylaws provide that representation in person or by proxy of a third of the outstanding shares shall constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining a quorum.


     Solicitation Of Proxies. The cost of soliciting proxies will be borne by the Company. The Company may solicit stockholders by mail or through its regular employees, and may request banks and brokers, and other custodians, nominees, and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. The Company may use the services of its officers, directors, and others to solicit proxies, personally, by facsimile, or by telephone, without additional compensation. In addition, the Company has engaged the services of American Stock Transfer and Trust Company to solicit proxies. The Company will pay a fee for such services, which it reasonably expects to be no more than $2,000.

     Voting Of Proxies. All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of election of the nominee for director named in these materials and in favor of the other proposals. A stockholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivery to the Secretary of the Company of a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.


     Stock Ownership Of Certain Beneficial Owners And Management. The following table sets forth certain information, as of July 7, 1998, with respect to the beneficial ownership of the Company's Common Stock and Class A Common Stock by,
(i) all persons known by the Company to be the beneficial owners of more than 5% of the outstanding Common Stock and Class A Common Stock of the Company, (ii) each director and director-nominee of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table, and (iv) all executive officers and directors of the Company as a group.

                                                               NUMBER OF       PERCENTAGE OF
                             NUMBER OF                         SHARES OF         SHARES OF     PERCENTAGE OF
                             SHARES OF     PERCENTAGE OF        CLASS A           CLASS A       VOTING POWER
    NAME AND ADDRESS OF       COMMON         SHARES OF          COMMON            COMMON       FOR ALL COMMON
    BENEFICIAL OWNER(1)      STOCK(2)     COMMON STOCK(3)      STOCK(2)          STOCK(3)          STOCK
    -------------------      ---------    ---------------   ---------------    -------------   --------------
Raj Mohindra...............    10,000             *              980,257(4)        63.7%            40.1%
Abhay Bhushan..............    96,605(5)        2.2%             262,070(6)        18.4%            11.9%
Suraj Puri.................    65,000(7)        1.5%             172,544(8)        12.2%             8.2%
Ram Paul Gupta.............    30,000(9)          *               12,646(10)          *                *
Werner Kern................    20,000(11)         *                   --             --                *
All directors and executive
  officers as a group (five
  (5) persons).............   221,605(12)      4.87%           1,427,517(13)       94.1%            62.3%

---------------
  *  Represents less than one percent.

 (1) All beneficial owners listed may be reached at 117 Easy Street, Mountain View, California 94043.

 (2) Except pursuant to applicable community property laws or as otherwise noted, all shares are beneficially owned and sole voting, and investment power is held by the persons named.


 (3) Based on 1,364,497 shares of Class A Common Stock and 4,421,391 shares of Common Stock outstanding as of July 7, 1998, plus shares which may be acquired by the named person(s) upon exercise of outstanding options exercisable within 60 days of July 7, 1998. Each share of Class A Common Stock has five votes, and each share of Common Stock has one vote.



 (4) Includes 125,971 shares of Class A Common Stock issuable upon exercise of options exercisable within 60 days of July 7, 1998. Also includes 44,161 shares held by family members of Mr. Mohindra, but Mr. Mohindra disclaims beneficial ownership of all such shares except to the extent of any pecuniary interest therein which he may have.



 (5) Includes 90,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days of July 7, 1998.



 (6) Includes 14,479 shares of Class A Common Stock issuable upon exercise of options exercisable within 60 days of July 7, 1998. Also includes 43,434 shares of Class A Common Stock held by family members of Mr. Bhushan, but Mr. Bhushan disclaims beneficial ownership of all such shares except to the extent of any pecuniary interest therein which he may have.



 (7) Includes 40,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days of July 7, 1998.


 (8) Includes 7,239 shares of Class A Common Stock held by a family member of Mr. Puri, but Mr. Puri disclaims beneficial ownership of all such shares except to the extent of any pecuniary interest therein which he may have.


 (9) Includes 30,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days of July 7, 1998.



(10) Includes 12, 646 shares of Class A Common Stock issuable upon exercise of options exercisable within 60 days of July 7, 1998.



(11) Includes 20,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days of July 7, 1998.



(12) Includes 180,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days of July 7, 1998.



(13) Includes 153,096 shares of Class A Common Stock issuable upon exercise of options exercisable within 60 days of July 7, 1998. Also includes 94,834 shares of Class A Common Stock, beneficial ownership of which is disclaimed. See Footnotes 4, 6, and 8.

     Directors. The table below sets forth for the Company's directors, including the Class II nominee proposed to be elected at this meeting, certain information with respect to age and background.


                    NAME                           POSITION WITH THE COMPANY       AGE  DIRECTOR SINCE
                    ----                           -------------------------       ---  --------------
CLASS III DIRECTORS TO BE ELECTED AT THE 1998 ANNUAL MEETING OF STOCKHOLDERS
Raj Mohindra................................  President, Chief Executive Officer,   53       1993
                                              and Director
Werner Kern.................................  Director                              73       1997

CLASS I DIRECTORS WHOSE TERM EXPIRES AT THE 1999 ANNUAL MEETING OF STOCKHOLDERS
Ram Paul Gupta..............................  Director                              59       1995
Suraj Puri..................................  Vice President, Chief Technical       54       1993
                                              Officer, and Director

CLASS II DIRECTOR WHOSE TERM EXPIRES AT THE 2000 ANNUAL MEETING OF STOCKHOLDERS
Abhay K. Bhushan............................  Director                              53       1993


     Abhay K. Bhushan co-founded the Company in 1993 and has served as Executive Vice President and Chief Financial Officer since June 1997, and as a director of the Company since its inception. He also served as Chief Financial Officer of the Company from August 1993 until July 1995. From 1996 to 1997, Mr. Bhushan was co-founder of Portola Communication, a software company, where he served as Chairman, President, Chief Financial Officer and Vice President Business Development. From 1974 through 1995, Mr. Bhushan was employed by Xerox Corporation, where he served in various capacities, including Manager of the Xerox Environmental Leadership Programs, Manager of Systems Engineering and Standards and Manager of Business Strategy.

     Ram Paul Gupta has served as a director of the Company since July 1995. From 1992 to the present, Mr. Gupta has served as President, Chief Operating Officer and Vice President of Operations of Quality Semiconductor, Inc., a semiconductor manufacturer. From 1988 to 1992, Mr. Gupta served as President of Blackship Computers, Inc., a systems integration company.

     Werner Kern has served as a director of the Company since September 1997. Mr. Kern is President of Werner Kern Associates, and is the recipient of the 1997 SEMI Award for Process Technology. Mr. Kern is a fellow of the Electrochemical Society and was chairman of the Society's Dielectric and Insulation Division.

     Raj Mohindra co-founded the Company in 1993 and has served as President, Chief Executive Officer and a director of the Company since its inception. Prior to joining the Company, from 1968 to 1993, he worked for IBM where he held a number of operational, management and technical positions, including head of the IBM Productivity Competence Center, Manager of Systems Engineering and Senior Technical Staff Member.

     Suraj Puri co-founded the Company in 1993 and has served as Vice President, Chief Technical Officer and a director of the Company since its inception. Prior to joining the Company, from 1986 to 1993, Mr. Puri served as an independent consultant in the semiconductor industry.

     Board Meetings. During the fiscal year ended December 31, 1997, the Board of Directors held six meetings. Each director serving on the Board of Directors during his respective term in fiscal year 1997 attended at least 75% of the meetings of the Board of Directors and the Committees on which he served during such period.

     Committees Of The Board. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors does not have a Nominating Committee. The members of the Audit Committee at the beginning of fiscal 1997 were Ram Paul Gupta and William W.R. Elder. In May, Mr. Elder was no longer a member of the Committee and in September, Mr. Kern joined the Committee. The responsibilities of the Audit Committee include the selection of the independent public accountants, the review of the annual audit, the approval of non-audit professional services performed by such accountants and the review of the scope and adequacy of the Company's internal accounting controls. The Audit Committee met twice during the 1997 fiscal year.

     The members of the Compensation Committee at the beginning of fiscal 1997 were Ram Paul Gupta and William W.R. Elder. In May, Mr. Elder was no longer a member of the Committee and in September, Mr. Kern joined the Committee. The Compensation Committee met twice during the 1997 fiscal year. The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all executive officers of the Company, and administers the Company's 1995 Stock Option Plan.

     Director Compensation. Directors of the Company do not receive compensation for their services as directors other than pursuant to the 1995 Outside Directors Stock Option Plan (the "Directors Plan"). Under the Directors Plan, each new director elected who is not an employee of the Company is automatically granted an option to purchase 20,000 shares of Common Stock upon his election. Additionally, each outside director, except for outside directors who have received an initial grant of an option to purchase 20,000 shares within six months of the Annual Meeting of Stockholders, is automatically granted an option to purchase 5,000 shares of Common Stock on the date of each Annual Meeting of Stockholders. The exercise price of the options in all cases shall be equal to the fair market value of the Common Stock on the date of grant. Options granted under the Directors Plan are immediately exercisable but vest over four years and generally must be exercised within ten years. As of December 31, 1997, options had been granted under the Directors Plan to Messrs. Bhushan and Gupta for 30,000 shares each and to Mr. Kern for 20,000 shares. Effective as of August 20, 1998, the date of the 1998 Annual Meeting of Stockholders, Mr. Gupta and Mr. Kern will each be automatically granted an additional option to purchase 5,000 shares of Common Stock.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

     The following table sets forth the aggregate base salary and bonuses paid by the Company for services rendered during 1995, 1996 and 1997 to the Company's chief executive officer and the other executive officers (the "Named Executive Officers") who earned more than $100,000 in any of these years. In 1995 no executive officer of the Company received in excess of $100,000 compensation for services rendered to the Company.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                                              ANNUAL                 COMPENSATION
                                                           COMPENSATION              ------------
                                                 --------------------------------     SECURITIES
                                                                      ALL OTHER       UNDERLYING
          NAME AND PRINCIPAL POSITION            YEAR     SALARY     COMPENSATION      OPTIONS
          ---------------------------            ----     ------     ------------    ------------
Raj Mohindra...................................  1995    $ 84,000           --         125,971
  President and Chief Executive                  1996    $138,459       $5,400(1)           --
  Officer                                        1997    $159,045       $7,200(1)           --
Abhay Bhushan..................................  1997    $ 67,721       $4,200(1)       60,000
  Executive Vice President and
  Chief Financial Officer(2)
Suraj Puri.....................................  1997    $ 98,242       $4,200(1)           --
  Vice President and Chief
  Technical Officer

---------------
(1) Represents automobile allowance payments.

(2) Mr. Bhushan became an employee of the company in June 1997.

                            STOCK OPTION INFORMATION

     The following table contains information concerning stock option grants to the Named Executive Officers during the year ended December 31, 1997.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                               PERCENTAGE OF
                                                NUMBER OF      TOTAL OPTIONS
                                               SECURITIES       GRANTED TO
                                               UNDERLYING      EMPLOYEES IN    EXERCISE OR BASE   EXPIRATION
                   NAME                      OPTIONS GRANTED    FISCAL YEAR      PRICE($/SH)         DATE
                   ----                      ---------------   -------------   ----------------   ----------
Raj Mohindra...............................          --              --                --               --
Abhay Bhushan(1)...........................      60,000            20.4%            $9.66           6/3/07
Suraj Puri.................................          --              --                --               --

---------------
(1) This does not include 30,000 options granted to Mr. Bhushan for being a non-employee Director of the Company, prior to his employment at the Company, in accordance with the Directors Plan.

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES

     The following table sets forth, for the Named Executive Officers, the shares acquired and the value realized on exercise of stock options during the year ended December 31, 1997 and the year-end number and value of exercisable and unexercisable options.


                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                               OPTIONS AT               IN-THE-MONEY OPTIONS AT
                                                           DECEMBER 31, 1997              DECEMBER 31, 1997(1)
                       SHARES ACQUIRED     VALUE      ----------------------------    ----------------------------
        NAME             ON EXERCISE      REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
        ----           ---------------    --------    -----------    -------------    -----------    -------------
Raj Mohindra.........        --             --          125,971           --          $1,100,987          --
Abhay Bhushan........        --             --           90,000           --                  --          --
Suraj Puri...........        --             --               --           --                  --          --


---------------

(1) The fiscal year-end value of "in-the-money" stock options represents the difference between the exercise price of such options and the fair market value of the Company's Common Stock as of December 31, 1997. None of the options held by Mr. Bhushan were "in-the-money" on December 31, 1997.


     The Company does not have employment agreements with any of its executive officers or directors.

COMPENSATION OF DIRECTORS

     From time to time, directors have received grants of options to purchase the Company's Common Stock. Directors who are not employees of the Company receive yearly grants of options to purchase Common Stock under the Directors Plan. The Company does not pay additional amounts for committee participation or special assignments of the Board of Directors.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent beneficial owners are required by Commission regulation to furnish the Company with copies of all reports they file under
Section 16(a).

     To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representation that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with during the year ended December 31, 1997, except for Mr. Bhushan who was late with respect to one report.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS


     The Company has a classified Board of Directors currently consisting of two Class I directors (Ram Paul Gupta and Suraj Puri), one Class II director (Abhay
K. Bhushan), and two Class III directors (Raj Mohindra and Werner Kern), who will serve until the Annual Meetings of Stockholders to be held in 2000, 1999 and 1998, respectively, and until their respective successors are duly elected and qualified. Directors in a class are elected for a term of three years to succeed the directors in such class whose terms expire at such annual meeting. See "GENERAL INFORMATION -- Directors."



     Management's nominees for election as Class III Board of Directors are Raj Mohindra and Werner Kern. If elected, the nominees will serve as directors until the Company's Annual Meeting of Stockholders in 2001, and until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election, the proxies may be voted for such substitute nominee as the Board of Directors may designate.


VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION

     If a quorum is present, either in person or by proxy the two nominees for the positions as Class III directors receiving the highest number of votes will be elected. Abstentions will have the same effect as a negative vote. Broker non-votes will have no effect on the vote. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES NAMED ABOVE.

                                   PROPOSAL 2

                    AMENDMENT TO THE 1995 STOCK OPTION PLAN


     The Company's 1995 Stock Option Plan (the "Option Plan") was adopted by the Board of Directors in July 1995. As of June 1, 1998, only 77,871 shares remained available for future option grants under the Option Plan. The Board of Directors believes this amount is insufficient to satisfy the Company's anticipated equity incentive objectives. Accordingly, on July 20, 1998 the Board of Directors approved, subject to stockholder approval, the reservation of an additional 300,000 shares for issuance under the Option Plan.


     The Internal Revenue Code of 1986, as amended (the "Code") limits the amount of compensation paid to a corporation's chief executive officer and four other most highly compensated officers that the corporation may deduct as an expense for Federal income tax purposes. To enable the Company to continue to deduct in full all amounts of ordinary income recognized by its executive officers in connection with options granted under the Option Plan, the Board of Directors has amended the Option Plan, subject to stockholder approval, to limit to 250,000 the maximum number of shares for which options may be granted to any employee in any fiscal year (the "Grant Limit"). However, the Company's stock option grants typically do not approach this limit.

     The stockholders are now being asked to approve the increase from 750,000 to 1,050,000 shares as the maximum aggregate number of shares that may be issued under the Option Plan and the establishment of the Grant Limit. The Board of Directors believes that approval of these amendments is in the best interests of the Company and its stockholders because the availability of an adequate stock option program is an important factor in attracting, motivating and retaining qualified officers, employees and consultants essential to the success of the Company and in aligning their long-term interests with those of the stockholders.

SUMMARY OF THE PROVISIONS OF THE OPTION PLAN

     The following summary of the Option Plan is qualified in its entirety by the specific language of the Option Plan, a copy of which is available to any stockholder upon request.

     General. The Option Plan provides for the grant of incentive stock options within the meaning of section 422 of the Code, and nonstatutory stock options.

     Shares Subject to Plan. A maximum of 750,000 shares of the authorized but unissued Common Stock of the Company may be issued upon the exercise of options granted pursuant to the Option Plan. If the amendment to the Option Plan is approved by the stockholders at the 1998 Annual Meeting of Stockholders, an additional 300,000 shares may be issued upon exercise of options granted pursuant to the Option Plan. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments will be made to the shares subject to the Option Plan and to outstanding options. To the extent any outstanding option under the Option Plan expires or terminates prior to exercise in full or if shares issued upon exercise of an option are repurchased by the Company, the shares of Common Stock for which such option is not exercised or the repurchased shares are returned to the Option Plan and become available for future grant.

     Administration. The Option Plan is administered by the Board of Directors or a duly appointed committee of the Board of Directors. The Option Plan provides that with respect to the participation of individuals whose transactions in the Company's equity securities are subject to Section 16 of the Exchange Act, the Option Plan must be administered in compliance with the requirements of Rule 16b-3 under the Exchange Act. Subject to the provisions of the Option Plan, the Board of Directors determines the persons to whom options are to be granted, the number of shares to be covered by each option, whether an option is to be an incentive stock option or a nonstatutory stock option, the timing and terms of exercisability of each option or the vesting of shares acquired upon the exercise of an option, including the effect thereon of an optionee's termination of service, the exercise price of and the type of consideration to be paid to the Company upon the exercise of each option, the duration of each option, and all other terms and conditions of the options. The Option Plan authorizes the Board of Directors to amend, modify, extend, renew, or grant a new option in substitution for, any option, to waive any restrictions or conditions applicable to any option or any shares acquired upon the exercise thereof, and to accelerate, continue, extend or defer the exercisability of any option or the vesting of any shares acquired upon the exercise of an option, including with respect to the period following an optionee's termination of service with the Company. The Option Plan also provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys' fees, incurred in connection with any legal action arising from such person's action or failure to act in administering the Option Plan. The Board of Directors will interpret the Option Plan and options granted thereunder, and all determinations of the Board of Directors will be final and binding on all persons having an interest in the Option Plan or any option.

     Eligibility. All employees, directors and consultants of the Company or of any present or future parent or subsidiary corporations of the Company are eligible to participate in the Option Plan. The Option Plan provides that no director serving on a committee intended to administer the plan in compliance with Rule 16b-3 under the Exchange Act may be granted an option. In addition, the Option Plan permits options to be granted to prospective employees and consultants in connection with written offers of employment or engagement. However, any such options may not become exercisable prior to such individual's commencement of service. Any person eligible under the Option Plan may be granted a nonstatutory option. However, only employees may be granted incentive stock options.

     Terms and Conditions of Options. Each option granted under the Option Plan is evidenced by a written agreement between the Company and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Option Plan. The exercise price per share must equal at least the fair market value of a share of the Company's Common Stock on the date of grant of an incentive stock option and at least 85% of the fair market value of a share of the Common Stock on the date of grant of a nonstatutory stock option. The Option Plan provides that the exercise price of any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a "Ten Percent Stockholder") must be at least 110% of the fair market value of a share of the Company's Common Stock on the date of grant.

     Under the Option Plan, the option exercise price may be paid in cash, by check, or in cash equivalent, by tender of shares of the Company's Common Stock owned by the optionee having a fair market value not less than the exercise price, by the assignment of the proceeds of a sale or loan with respect to some or all of the shares of Common Stock being acquired upon the exercise of the option, by means of a recourse promissory note, or by any combination of these or any other lawful consideration approved by the Board of Directors. The Board of Directors may restrict the forms of payment permitted in connection with any option grant.

     Options granted under the Option Plan become exercisable and vested at such times and subject to such conditions as specified by the Board of Directors. Generally, options granted under the Option Plan are exercisable on and after the date of grant, subject to the right of the Company to reacquire at the optionee's exercise price any unvested shares held by the optionee upon termination of employment or service with the Company or if the optionee attempts to transfer any unvested shares. Shares subject to options generally vest in installments subject to the optionee's continued employment or service. The Option Plan provides that the maximum term of an incentive stock option is ten years unless granted to a Ten Percent Stockholder, in which case the maximum term is five years. The Option Plan does not limit the term of a nonstatutory stock option. Options are nontransferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee.

     Transfer of Control. The Option Plan provides that, in the event of (i) a sale or exchange by the stockholders of more than 50% of the Company's voting stock, (ii) a merger or consolidation in which the Company is a party, (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company, or (iv) a liquidation or dissolution of the Company wherein, upon any such event, the stockholders of the Company immediately before such event do not retain direct or indirect beneficial ownership of at least 50% of the total combined voting power of the voting stock of the Company, its successor, or the corporation to which the assets of the Company were transferred (a "Transfer of Control"), the acquiring or successor corporation may assume the Company's rights and obligations under outstanding options or substitute substantially equivalent options for such corporation's stock. To the extent that the options outstanding under the Option Plan are not assumed, substituted for, or exercised prior to the Transfer of Control, they will terminate.

     Termination or Amendment. The Option Plan will continue in effect until the earlier of its termination by the Board of Directors or the date on which all shares available for issuance under the Option Plan have been issued and all restrictions on such shares under the terms of the Option Plan and the option agreements have lapsed, provided that all incentive stock options must be granted within ten years of July 26, 1995, the date on which the Board of Directors approved the Option Plan. The Option Plan further provides that the period for granting incentive stock options will be extended to a period of ten years following any subsequent approval of an increase in the maximum number of shares issuable under the Option Plan. The Board of Directors may terminate or amend the Option Plan at any time, but, without stockholder approval, the Board of Directors may not amend the Option Plan to increase the total number of shares of Common Stock issuable thereunder, change the class of persons eligible to receive incentive stock options, or expand the class of persons eligible to receive nonstatutory stock options. No amendment may adversely affect an outstanding option without the consent of the optionee, unless the amendment is required to preserve the option's status as an incentive stock option or is necessary to comply with any applicable law.

SUMMARY OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE OPTION PLAN.

     The following summary is intended only as a general guide as to the United States Federal income tax consequences under current law of participation in the Option Plan and does not attempt to describe all possible Federal or other tax consequences of such participation or tax consequences based on particular circumstances.

     Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option qualifying under section 422 of the Code. Optionees who do not dispose of their shares for two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for Federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year from the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the determination date (see discussion under "Nonstatutory Stock Options" below) and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for Federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

     The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under "Nonstatutory Stock Options" below) is an adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

     Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options will be nonstatutory stock options. Nonstatutory stock options have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The "determination date" is the date on which the option is exercised unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares are transferable or (ii) the date on which the shares are not subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service not later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. No tax deduction is available to the Company with respect to the grant of a nonstatutory option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory option, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

CHANGES TO BENEFIT PLANS

     1995 Stock Option Plan. The Board of Directors of the Company has adopted, subject to stockholder approval, an amendment to the Option Plan to increase the maximum number of shares that may be issued thereunder by 300,000 shares. See "PROPOSAL TO AMEND THE 1995 STOCK OPTION PLAN." As of June 1, 1998, no grant of options had been made to any person conditioned upon stockholder approval of the increase in the share reserve of the Option Plan.

     Information regarding options granted under the Option Plan to the Named Executive Officers is set forth in the Section "EXECUTIVE COMPENSATION AND OTHER MATTERS." The executive officers as a group were granted 100,000 options under the Option Plan. Each option granted to an executive officer under the Option Plan was granted at a weighted average exercise price of $9.70 per option. The non-executive directors as a group were not granted any options under the Option Plan. The non-executive officer employees as a group were granted an aggregate of 831,550 options under the Option Plan at a weighted average exercise price of $8.20 per option.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION.

     The affirmative vote of a plurality of the votes cast at the Annual Meeting of Stockholders at which a quorum is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions will have the same effect as a negative vote. Broker non-votes will have no effect on the outcome of the vote.

     The Board of Directors believes that approval of the increase in the number of shares issuable under the Option Plan and the establishment of the Grant Limit is in the best interests of the Company and the stockholders for the reasons stated above. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE INCREASE IN THE SHARE RESERVE OF THE 1995 STOCK OPTION PLAN AND THE ESTABLISHMENT OF THE GRANT LIMIT.

                                   PROPOSAL 3

             AMENDMENT TO 1995 OUTSIDE DIRECTORS STOCK OPTION PLAN


     The Company's 1995 Outside Directors Stock Option Plan (the "Directors Plan") was adopted by the Board of Directors in August 1995. As of June 1, 1998, only 10,000 shares remained available for future option grants under the Directors Plan. The Board of Directors believes this amount is insufficient to satisfy the Company's anticipated equity incentive objectives. Accordingly, on July 20, 1998 the Board of Directors approved, subject to stockholder approval, the reservation of an additional 100,000 shares for issuance under the Directors Plan.


     The stockholders are now being asked to approve the increase from 100,000 to 200,000 shares as the maximum aggregate number of shares that may be issued under the Directors Plan. The Board of Directors believes that approval of this amendment is in the best interests of the Company and its stockholders because the availability of an adequate stock option program is an important factor in attracting, motivating and retaining qualified directors essential to the success of the Company and in aligning their long-term interests with those of the stockholders.

SUMMARY OF THE PROVISIONS OF THE DIRECTORS PLAN

     The following summary of the Directors Plan is qualified in its entirety by the specific language of the Directors Plan, a copy of which is available to any stockholder upon request.

     General. The Directors Plan provides for the automatic grant of nonstatutory stock options to nonemployee directors of the Company and is intended to qualify as a "formula plan" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

     Shares Subject to Plan. A maximum of 100,000 shares of the authorized but unissued or reacquired shares of the Common Stock of the Company may be issued upon the exercise of options granted pursuant to the Directors Plan. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments will be made to the shares subject to the Directors Plan, to the terms of automatic option grants under the plan, and to outstanding options. To the extent that any outstanding option under the Directors Plan expires or terminates prior to exercise in full or if shares issued upon the exercise of an option are repurchased by the Company, the shares of Common Stock for which such option is not exercised or the repurchased shares are returned to the plan and become available for future grants.

     Administration. The Directors Plan is administered by the Board of Directors of Directors or a duly appointed committee of the Board of Directors. However, the Board of Directors has no discretion to select the nonemployee directors of the Company who are granted options under the Directors Plan, to set the exercise price of such options, to determine the number of shares for which or the time at which particular options are granted or to establish the duration of such options. The Directors Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys' fees, incurred in connection with any legal action arising from such person's action or failure to act in administering the Directors Plan. The Board of Directors is authorized to interpret the Directors Plan and options granted thereunder, and all determinations of the Board of Directors will be final and binding on all persons having an interest in the Directors Plan or any option.

     Eligibility. Only directors of the Company who are not at the time of option grant employees of the Company or of any parent or subsidiary corporation of the Company (the "Outside Directors") are eligible to participate in the Directors Plan. Currently, the Company has two Outside Directors.

     Automatic Grant of Options. The Directors Plan provides that each Outside Director first elected or appointed to the Board of Directors will be granted automatically, on the date of such initial election or appointment, an option to purchase 20,000 shares of Common Stock (an "Initial Option"). The Directors Plan also provides for the automatic annual grant, on the date of each annual meeting of the stockholders of the Company, of an additional option to purchase 5,000 shares of Common Stock (an "Annual Option") to each Outside Director who has served continuously as a member of the Board of Directors of Directors for more than six months.

     Terms and Conditions of Options. Each option granted under the Directors Plan will be evidenced by a written agreement between the Company and the Outside Director specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Directors Plan. The exercise price of any option granted under the Directors Plan must equal the fair market value, as determined pursuant to the plan, of a share of the Company's Common Stock on the date of grant. Generally, the fair market value of the Common Stock will be the closing price per share on the date of grant as reported on the Nasdaq SmallCap Market. No option granted under the Directors Plan is exercisable after the expiration of 10 years after the date such option is granted, subject to earlier termination in the event the optionee's service with the Company ceases or in the event of a Transfer of Control of the Company, as discussed below. Initial Options granted under the Directors Plan will become vested and exercisable in installments, with 1/4 of the shares subject to the option becoming exercisable one year after the date of grant, and the remainder becoming exercisable at the rate of 1/48 per month thereafter. Annual Options will become vested and exercisable in 12 monthly installments, with the first such installment becoming exercisable on the date 37 months after the date of grant.

     Generally, the exercise price may be paid in cash, by check, or in cash equivalent, by tender of shares of the Company's Common Stock owned by the optionee having a fair market value not less than the exercise price, by the assignment of the proceeds of a sale or loan with respect to some or all of the shares of Common Stock being acquired upon the exercise of the option, or by any combination of these. During the lifetime of the optionee, the option may be exercised only by the optionee. An option may not be transferred or assigned, except by will or the laws of descent and distribution.

     Transfer of Control. The Directors Plan provides that, in the event of (i) a sale or exchange by the stockholders of more than 50% of the Company's voting stock, (ii) a merger or consolidation in which the Company is a party, (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company, or (iv) a liquidation or dissolution of the Company wherein, upon any such event, the stockholders of the Company immediately before such event do not retain direct or indirect beneficial ownership of at least 50% of the total combined voting power of the voting stock of the Company, its successor, or the corporation to which the assets of the Company were transferred (a "Transfer of Control"), all options outstanding under the Directors Plan will become immediately exercisable and vested in full ten days prior to the Transfer of Control. In addition, the acquiring or successor corporation may assume or substitute substantially equivalent options for the options outstanding under the Directors Plan. To the extent that the options outstanding under the Directors Plan are not assumed, substituted for, or exercised prior to the Transfer of Control, they will terminate.

     Termination or Amendment. The Directors Plan will continue until terminated by the Board of Directors or until all of the shares reserved for issuance under the plan have been issued. The Board of Directors may terminate or amend the Directors Plan at any time, but, without stockholder approval, the Board of Directors may not amend the Directors Plan to increase the total number of shares of Common

Stock reserved for issuance thereunder or expand the class of persons eligible to receive options. The provisions of the Directors Plan addressing eligibility to participate in the plan and the amount, price and time of the grant of options may not be amended more than once every six months, other than to comport to changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder. No termination or amendment of the Directors Plan may adversely affect an outstanding option without the consent of the optionee, unless such termination or amendment is necessary to comply with any applicable law.

SUMMARY OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE DIRECTORS PLAN.

     For a description of the United States Federal income tax consequences under current law of nonstatutory stock options granted under the Directors Plan, please see the discussion above under "PROPOSAL 2 AMENDMENT TO THE 1995 STOCK OPTION PLAN -- Summary of United States Federal Income Tax Consequences of the Option Plan."

CHANGES TO BENEFIT PLANS.

     1995 Directors Plan. The Board of Directors of the Company has adopted, subject to stockholder approval, an amendment to the Directors Plan to increase the maximum number of shares that may be issued thereunder by 100,000 shares. As of June 1, 1998, no grant of options had been made to any person conditioned upon stockholder approval of the increase in the share reserve of the Directors Plan.

     Only non-employee directors are granted options under the Directors Plan. The non-executive directors as a group were granted an aggregate of 90,000 options under the Directors Plan at a weighted average exercise price of $7.46 per option. In addition, Mr. Bhushan received 30,000 options under the Directors Plan, prior to becoming Executive Vice President and Chief Financial Officer at a weighted average exercise price of $6.42 per option.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION.

     The affirmative vote of a plurality of the votes cast at the Annual Meeting of Stockholders at which a quorum is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions will have the same effect as a negative vote. Broker non-votes will have no effect on the outcome of the vote.

     The Board of Directors believes that approval of the increase in the number of shares issuable under the Directors Plan is in the best interests of the Company and the stockholders for the reasons stated above. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE INCREASE IN THE SHARE RESERVE OF THE 1995 OUTSIDE DIRECTORS STOCK OPTION PLAN.

                                   PROPOSAL 4

                   APPROVAL OF ISSUANCE OF COMMON STOCK UPON
               CONVERSION OF SERIES A CONVERTIBLE PREFERRED STOCK

     At the Annual Meeting, the stockholders will be asked to approve the issuance of shares of the Company's Common Stock upon the conversion of up to 2,400 shares of the Company's Series A Convertible Preferred Stock (the "Series A Shares").

     On March 30, 1998, the Company completed the initial closing (the "Initial Closing") of a privately placed equity financing of Series A Convertible Preferred Stock (the "Series A Shares") pursuant to a Securities Purchase Agreement (the "Purchase Agreement") with seven (7) investors (the "Investors"). At the Initial Closing, the Company raised gross proceeds of $6 million through the sale of 600 Series A Shares. After the satisfaction of certain holding periods, each Series A Share is convertible, at the option of its holder, into shares of Common Stock of the Company based upon a conversion price equal to the lower of (i) 110% of the lowest closing market price of the Company's Common Stock on the date the Series A Shares were issued ($10.8625 for the Series A Shares issued at the Initial Closing) or (ii) the lowest closing market price of the Company's Common Stock during the 20 consecutive trading days immediately preceding the date of conversion.

     Subject to various additional conditions, including, but not limited to, approval of the Company's stockholders, the Company has the option ("Company Put Option") to require the Investors to purchase additional Series A Shares, and the Investors have the right to require that the Company sell to them additional Series A Shares ("Investor Call Option"). The maximum number of additional Series A Shares which the Company may require the Investors to purchase is 600 Series A Shares, for an additional purchase price of $6 million. Subject to certain conditions, the Investors may require that the Company sell to them pursuant to the Investor Call Option a maximum of 600 additional Series A Shares (1,200 if the Company exercises its right to sell the maximum number of shares pursuant to the Company Put Option) for a purchase price of $10,000 per share. The Series A Shares issued upon exercise of the Company Put Option or the Investor Call Option will have the same terms and rights as the Series A Shares issued at the Initial Closing.


     Notwithstanding the above, in order to comply with the rules of the Nasdaq Stock Market which require stockholder approval for issuances of 20% or more of the Company's outstanding stock, the number of shares of the Company's Common Stock issuable pursuant to this financing cannot exceed 20% of the Company's outstanding Common Stock unless the Company obtains the approval of the Company's stockholders. By approving this transaction, the stockholders are approving the issuance, if required, of more than 20% of the outstanding shares of Common Stock of the Company.


TERMS OF THE SERIES A SHARES.

     The following is a summary of the rights, preferences and privileges of the Series A Shares and the rights granted pursuant to the Purchase Agreement, the Certificate of Designation for Series A Preferred Stock (the "Certificate of Designation"), and the Registration Rights Agreement for the Series A Preferred Stock.


     Dividends. The Series A Shares do not bear cash dividends.


     Voting Rights. The holders of the Series A Shares shall have no voting rights, except as required by law. However, the affirmative vote of the holders of the Series A Shares at a meeting duly called for such purpose or the written consent without a meeting, of the holders of not less than two-thirds (2/3) of the then outstanding Series A Shares, shall be required for (a) any change to the Certificate of Designation or the Company's Certificate of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series A Shares, or (b) any issuance of Series A Shares other than pursuant to the Purchase Agreement.

     Liquidation Preference. Upon any liquidation, dissolution or winding up of the affairs of the Company, the holder of each Series A Share shall be entitled to be paid an amount per share equal to (i) $12,000 and (ii) an amount equal to the product of (.05)(N/365)($12.00) out of the assets of the Company where "N" equals the number of days since the initial issuance of such shares. If the assets of the Company upon such event are insufficient to make such payment in full, then the holders of Series A Shares shall be entitled to pro rata distribution, along with holders of other preferred stock that are pari passu with the holders of Series A Shares, of all the assets of the Company. After payment in full of the liquidation preference to the holders of Series A Shares, such holders are entitled to no further distributions.


     Conversion. The Series A Shares are convertible into shares of Common Stock at the election of the holder of such Series A Shares, at a price (the "Conversion Rate") equal to the lower of 110% of the market price at the original date of issuance of such share (the "Fixed Conversion Price") or the lowest market price during the 20 consecutive days immediately preceding the date a holder of Series A Shares delivers notice of his election to convert such shares. "Market price" is generally determined by the closing price for the Company's Common Stock on the applicable date.

     As an example, using the Fixed Conversion Price, and assuming that the Series A Shares had been held for one year such that the holder was entitled to a full 5% increase in the number of shares of Common Stock issuable upon conversion, the formula for conversion would be:


  (.05)(365/365)(10,000) + 10,000  = 967
  --------------------------------
              10.8625

     Therefore, one Series A Share would convert to 967 shares of the Company's Common Stock.

     The Investor(s) may convert, in aggregate, only up to a maximum of a specified percentage of the Series A Shares according to the following schedule:

                    DAYS FROM                      % OF SHARES
                     CLOSING                       CONVERTIBLE
                    ---------                      -----------
  1 through 90...................................        0
 91 through 135..................................       20
136 through 180..................................       40
181 through 225..................................       60
226 through 270..................................       80
271 through term.................................      100

     Notwithstanding the foregoing, the conversion restrictions set forth above shall not apply (x) if there shall have occurred a Material Adverse Change (as defined below), (y) with respect to any conversion of Series A Shares at a Conversion Price which is not less than the Fixed Conversion Price then in effect, or (z) if there is an announcement of a pending Major Transaction (as defined below). "Material Adverse Change" means any change, event, result or happening involving, directly or indirectly, the Company or any of its subsidiaries resulting in a material adverse effect on the business, prospects, financial condition or results or operations of the Company and its subsidiaries, taken as a whole, including, without limitation, an event constituting a Major Transaction or a Triggering Event (as defined below) shall have occurred or the Company shall have been notified by the exchange or automated quotation system on which the Common Stock trades that it is beginning or has begun proceedings or steps to delist or suspend the Common Stock from trading on such market.

     "Major Transaction" shall be deemed to have occurred at such time as any of the following events:

          (i) the consolidation, merger or other business combination of the Company with or into another Person (other than (A) a consolidation, merger or other business combination in which holders of the Company's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company) (a "Change of Control Transaction");

          (ii) the sale or transfer of all or substantially all of the Company's assets; or

          (iii) a purchase, tender or exchange offer made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock.

     A "Triggering Event" shall be deemed to have occurred at such time as any of the following events:

          (i) the failure of the Registration Statement required to be filed by the Company pursuant to the Registration Rights Agreement to be declared effective by the Commission on or prior to the date that is 180 days after the Initial Issuance Date;

          (ii) while the Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the holder of the Series A Shares for sale in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten consecutive trading days, provided that the cause of such lapse or unavailability is not due to factors solely within the control of such holder of Series A Shares;

          (iii) suspension from listing or delisting of the Common Stock from the Nasdaq SmallCap Market, The Nasdaq National Market or The New York Stock Exchange, Inc. for a period of five consecutive days;

          (iv) the Company's notice to any holder of Series A Shares, including by way of public announcement, at any time, of its intention not to comply with proper requests for conversion of any Series A Shares into shares of Common Stock, or the Company's failure to deliver the Common Stock within fifteen days of the conversion date; or

          (v) the Company breaches any representation, warranty or covenant of the Purchase Agreement, the Registration Rights Agreement, the Certificate of Designation or the Irrevocable Transfer Agent Instructions (as defined in the Purchase Agreement), except to the extent that such breach would not have a material adverse effect and except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of at least ten days.

     Any Series A Shares outstanding three years after the date such shares were initially issued (the "Mandatory Conversion Date") will automatically convert into shares of the Company's Common Stock at the then applicable Conversion Rate.

     Notwithstanding the foregoing, if the Common Stock is not designated for quotation on the Nasdaq SmallCap Market, the Nasdaq National Market or listed on The New York Stock Exchange, Inc. or The American Stock Exchange, Inc. but such events do not constitute a Triggering Event, then the Mandatory Conversion Date shall be extended until the Common Stock is so designated or listed.

     Adjustments to Conversion Rate. The Conversion Rate is subject to proportional adjustment upon any stock split, stock dividend or other similar change to the capital stock of the Company as well as other adjustments upon the issuance, or deemed issuance, of other shares of Common Stock at a price below the then effective Fixed Conversion Price.

     Mandatory Conversion. After the Company publicly discloses a Change of Control Transaction, the Company shall have the right to require that all of the outstanding Series A Shares be converted to Common Stock. To exercise this right the Company must substantially meet the following conditions: (i) the Registration Statement shall be effective and available for the sale of the number of shares of Common Stock then issuable upon the conversion of all outstanding Series A Shares; (ii) the Common Stock is designated for quotation on The Nasdaq National Market or the Nasdaq SmallCap Market or listed on The New York Stock Exchange, Inc. and is not suspended from trading; (iii) the Company shall have delivered shares of Common Stock upon conversion of the Series A Shares to the holders on a timely basis; and (iv) the Company otherwise has satisfied its obligations in all material respects and is not in default in any material respect under this Certificate of Designation, the Purchase Agreement and the Registration Rights Agreement.

     Redemption. The holders of Series A Shares have a right to require the Company to redeem the Series A Shares upon the occurrence of a Major Transaction, or a Triggering Event.

     Registration Rights. The Company is obligated to promptly (and in any event prior to April 30, 1998) file a registration statement (the "Registration Statement") with the Commission to cover the resale of the Company's Common Stock issuable upon the conversion of the Series A Shares. The Company is obligated to use its reasonable best efforts to have the Registration Statement declared effective by the Commission and remain effective until the Company's Common Stock subject to the Registration Statement may otherwise be freely traded without registration. The Company is also obligated to list such shares on the Nasdaq SmallCap Market and to take certain actions to comply with applicable state securities laws and regulations.

CLOSING AND OPTIONS.

     The Initial Closing of the sale of Series A Shares took place on March 30, 1998. At the Initial Closing, 600 Series A Shares were issued for aggregate gross proceeds of $6 million.

     Company Put Option. Beginning 180 days after the earlier of (x) the effective date of the Registration Statement; or (y) 120 days after the Initial Closing, the Company may require that the Investors purchase up to 600 additional Series A Shares, for a purchase price of $6 million, (pro rata per Investor) under the same terms and conditions as the initial issuance of Series A Shares. The Company's ability to exercise such option is subject to the terms and conditions of the Purchase Agreement which requires, among other things, that: (i) the Company has obtained stockholder approval for the issuance of additional securities, (ii) the Registration Statement has been effective for at least 60 consecutive calendar days; (iii) the Company's Common Stock has not been delisted from the Nasdaq SmallCap Market and/or suspended from trading;
(iv) there has been neither a Major Transaction nor a Triggering Event; (v) certain tests are met regarding minimum average daily trading price in the Company's Common Stock; (vi) the Company has performed its obligations under the Certificate of Designation; and (vii) a put closing date has not occurred previously.


     Investor Call Option. At any date which is 210 days from the Initial Closing through the Mandatory Conversion Date, as defined in the Certificate of Designation, each Investor has a right, subject to the terms and conditions of the Purchase Agreement and payment for the additional Series A Shares, to require the Company to issue and sell to each such Investor up to two times as many Series A Shares as the Investor had initially purchased.


LIMITATIONS ON CONVERSION AND EXERCISE.

     The Purchase Agreement provides that the number of shares of the Company's Common Stock issuable upon conversion of the Series A Shares cannot exceed 20% of the outstanding shares of the Company's Common Stock without the approval of the stockholders of the Company. Likewise, the number of shares of the Company's Common Stock issuable from to time to any single Investor cannot exceed 4.99% or more of the Company's outstanding Common Stock.

EFFECT ON RIGHTS OF EXISTING SECURITY HOLDERS.

     There is no change to the rights, preferences or privileges of the holders of the Company's Common Stock as a result of the transactions which are the subject of the Purchase Agreement. However, in addition to the dilutive impact of the issuance of additional shares of capital stock, the Series A Shares have a liquidation preference which entitles the holders thereof to receive payment upon any dissolution or liquidation of the Company in preference to the holders of Common Stock. The amount of such preference is equal to $12,000 plus an amount equal to the product of (.05)(N/365)($12,000) for each of the Series A Shares where "N" is the number of days since the initial issuance of such shares.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION.

     The affirmative vote of a plurality of the votes cast at the Annual Meeting of Stockholders, at which a quorum is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions will have the same effect as a negative vote. Broker non-votes will have no effect on the outcome of the vote.

     The Board of Directors believes that the approval of the issuance of Common Stock upon conversion of the Series A Shares is in the best interests of the stockholders and the Company for the reasons stated above. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE ISSUANCE OF COMMON STOCK UPON CONVERSION OF THE SERIES A SHARES.

                                   PROPOSAL 5

                         RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Company has selected KPMG Peat Marwick LLP as its independent accountants to audit the financial statements of the Company for the fiscal year ended December 31, 1998. KPMG Peat Marwick LLP has acted in such capacity since 1995. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

     The affirmative vote of a plurality of the votes cast at the Annual Meeting of Stockholders at which a quorum is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions will have the same effect as a negative vote. Broker non-votes will have no effect on the outcome of the vote. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

                     STOCKHOLDER PROPOSALS TO BE PRESENTED
                             AT NEXT ANNUAL MEETING

     Proposals of stockholders intended to be presented at the next Annual Meeting of the Stockholders of the Company must be received by the Company at its offices at 117 East Street, Mountain View, California 94043, not later than April 20, 1999 and satisfy the conditions established by the Commission for stockholder proposals to be included in the Company's proxy statement for that meeting.

                         TRANSACTION OF OTHER BUSINESS

     At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

                                          By order of the Board of Directors,

                                          Abhay Bhushan
                                          Secretary


Dated: July 24, 1998

PROXY

                        YIELDUP INTERNATIONAL CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                       SOLICITED BY THE BOARD OF DIRECTORS


The undersigned hereby appoints Abhay Bhushan and Raj Mohindra, and each of them, with full power of substitution to represent the undersigned and to vote all of the shares of stock of YieldUP International Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company headquarters, 117 Easy Street, Mountain View, California on August 20, 1998 at 10:00 a.m., and at any adjournment thereof (i) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Company's Proxy Statement, receipt of which is hereby acknowledged, and (ii) in their discretion upon such other matters as may properly come before the meeting.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

A vote FOR the following proposals is recommended by the      4.   To approve the issuance of the Company's
Board of Directors:                                                Common Stock upon the conversion of up to 2,400 shares
                                                                   of the Series A Convertible Preferred Stock.
1.   ELECTION OF DIRECTORS
                                              FOR   WITHHELD       FOR         AGAINST       ABSTAIN
     Nominee:  Raj Mohindra                   [ ]     [ ]          [ ]           [ ]           [ ]
                                              FOR   WITHHELD
     Nominee:  Werner Kern                    [ ]     [ ]     5.   To approve the selection of KPMG Peat Marwick LLP as
                                                                   the Company's independent public accountants for the
                                                                   year ending December 31, 1998.
2.   To approve the amendment of the Company's 1995 Stock
     Option Plan to increase the maximum aggregate number          FOR         AGAINST       ABSTAIN
     of shares reserved for issuance thereunder by 300,000         [ ]           [ ]           [ ]
     and to establish the share grant limitation.                  Even if you are planning to attend the meeting in
                                                                   person, you are urged to sign and mail this Proxy in
     FOR         AGAINST         ABSTAIN                           the return envelope so that your stock may be
     [ ]           [ ]             [ ]                             represented at the meeting.

                                                                   Sign exactly as your name(s) appears on your stock
3.   To approve the amendment of the Company's 1995                certificates.  If shares of stock stand on record in
     Outside Director Stock Option Plan to increase the            the names of two or more persons or in the name of
     maximum aggregate number of shares reserved for               husband and wife, whether as joint tenants or
     issuance thereunder by 100,000.                               otherwise, both or all of such persons should sign
                                                                   this Proxy.  If shares of stock are held of record by
     FOR         AGAINST         ABSTAIN                           a corporation, the Proxy should be executed by the
     [ ]           [ ]             [ ]                             President or Vice President and the Secretary or
                                                                   Assistant Secretary, and the corporate seal should be
                                                                   affixed thereto.  Executors or administrators or other
                                                                   fiduciaries who execute this Proxy for a deceased
                                                                   stockholder should give their title.  Please date this
                                                                   Proxy


Signatures______________________________________________           Date_________________

          ______________________________________________
